UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 24, 2018
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐            Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    On May 25, 2018, Bernard J. Birkett resigned as the Chief Financial Officer and Treasurer and as an employee of Merit Medical Systems, Inc. (the “Company”). Under his employment agreement with the Company, Mr. Birkett has no contractual right to severance in connection with his resignation.

(b)    On May 29, 2018, the Board of Directors of the Company (the “Board”) appointed Raul Parra, Jr. to serve as interim Chief Financial Officer of the Company. Mr. Parra, age 40, has served as Vice President of Accounting with the Company since February 2016 and served as Corporate Controller of the Company from July 2012 to January 2015. Mr. Parra served in other accounting-related capacities with the Company, including Director of Financial Reporting, from December 2009 to July 2012. Prior to joining the Company, Mr. Parra was employed as an auditor by Deloitte & Touche LLP from 2003 to 2009. Mr. Parra holds a Bachelor of Science degree in Business Administration, with an emphasis in accounting, from Sonoma State University, which was awarded in 2003. Mr. Parra is a certified public accountant.

Mr. Parra’s annual base salary was $200,000 prior to his appointment as interim Chief Financial Officer. In connection with his appointment as interim Chief Financial Officer, Mr. Parra’s annual base salary was increased to $400,000. Mr. Parra will also be eligible to receive discretionary incentive bonuses and to participate in other compensation programs and benefits made available by the Company to its officers; however, no specific awards were made in connection with his appointment.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2018 (as amended on April 23, 2018) (the “2018 Proxy Statement”), on February 24, 2018, the Board voted to adopt the Second Amended and Restated Articles of Incorporation of the Company (the “Revised Articles”) to (a) delete Article V, which was an obsolete provision related to minimum paid-in-capital, in its entirety and renumber the remaining Articles and corresponding cross-references, and (b) amend Article VI (renumbered as Article V, as noted above) to increase the maximum number of directors from nine to eleven. The Board’s adoption of the Ratified Articles was subject to ratification by holders of at least two-thirds of the outstanding shares of common stock of the Company. As discussed further under Item 5.07 below, such shareholder approval was obtained at the Company’s 2018 Annual Meeting of Shareholders, held on May 24, 2018 (the “2018 Annual Meeting”).

To fully effect the changes in the Revised Articles, on May 24, 2018, the Board voted to adopt the Third Amended and Restated Bylaws of the Company (the “Revised Bylaws”), which amended Article II, Section 2 (Board of Directors - Number, Tenure and Qualifications) to increase the maximum number of directors from nine to eleven.

The above summary of the Revised Articles and the Revised Bylaws is qualified in its entirety by reference to the full text of the applicable documents filed as Exhibits 3.1 and 3.2, respectively, to this report and incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2018, the Company held its 2018 Annual Meeting. A total of 50,325,883 shares of the Company’s common stock were entitled to vote as of March 28, 2018, the record date for the 2018 Annual Meeting, of which 46,868,361 shares were represented in person or by proxy at the 2018 Annual Meeting.

At the 2018 Annual Meeting, the shareholders of the Company voted on the following matters:

(1)
the election of three nominees, to serve as directors until the annual meeting of the Company’s shareholders to be held in 2021 and until their respective successors have been duly elected and qualified;

(2)	a proposal to approve the Revised Articles to increase the maximum number of directors from nine to eleven (and remove an obsolete provision related to minimum paid-in-capital);

(3)	a non-binding advisory proposal to approve the compensation of the Company’s named executive officers, otherwise known as a “say-on-pay” vote;

(4)	a proposal to approve the Company’s 2018 Long-Term Incentive Plan (the “2018 Incentive Plan”), which is described in, and included as an exhibit to, the 2018 Proxy Statement, and

(5)	the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The results of each of the above matters are discussed further below.

Matter 1 - Election of Directors

The votes cast for or withheld for each nominee to the Board, excluding 1,695,657 broker non-votes, were as follows:

Nominee	For	Withheld
A. Scott Anderson	43,764,598	1,408,106
Fred P. Lampropoulos	43,893,304	1,279,400
David M. Liu, M.D.	43,558,953	1,613,751

Accordingly, each of the three nominees listed above was re-elected to serve as a director of the Company until 2021 and until his successor is duly elected and qualified.

Matter 2 - Approve Second Amended and Restated Articles of Incorporation

The results of the vote to adopt the Company’s Revised Articles were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,739,652	420,835	12,217	1,695,657

Accordingly, more than two-thirds of the outstanding shares of common stock of the Company were voted in favor of this proposal and the Revised Articles have been filed with the Utah Division of Corporations and Commercial Code.

Matter 3 - Advisory Vote on Executive Compensation

The results of the voting on a non-binding advisory proposal to approve the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,631,741	2,226,599	1,314,364	1,695,657

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” proposal were “for” approval of the compensation of the Company’s named executive officers, as disclosed in the 2018 Proxy Statement.

Matter 4 - Adoption of 2018 Long-Term Incentive Plan

The results of the voting on the adoption of the 2018 Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,681,559	2,465,341	25,804	1,695,657

Accordingly, a majority of votes cast with respect to the proposal were “for” approval of the 2018 Incentive Plan.

Matter 5 - Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accountant for the fiscal year ending December 31, 2018 were as follows:

For	Opposed	Abstained
45,263,173	1,596,023	9,165

Accordingly, the Company’s shareholders ratified the appointment of Deloitte and Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

No other matters were submitted to a vote of shareholders at the 2018 Annual Meeting.

Item 7.01. Regulation FD Disclosure.

On May 31, 2018, the Company issued a press release relating to the matters described in Item 5.02 above. A copy of that press release is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01 and in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference. By filing this Current Report and furnishing this information, the Company makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

3.1	Second Amended and Restated Articles of Incorporation of Merit Medical Systems, Inc.
3.2	Third Amended and Restated Bylaws of Merit Medical Systems, Inc.
99.1	Press Release, entitled “Merit Medical Announces Leadership Change and Appointment of Interim CFO” issued by Merit Medical Systems, Inc. dated May 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 31, 2018	By:	/s/ Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Second Amended and Restated Articles of Incorporation of Merit Medical Systems, Inc.
3.2	Third Amended and Restated Bylaws of Merit Medical Systems, Inc.
99.1	Press Release, entitled “Merit Medical Announces Leadership Change and Appointment of Interim CFO” issued by Merit Medical Systems, Inc. dated May 31, 2018.